# EXHIBIT 4

## STANDSTILL AGREEMENT

This Standstill Agreement, entered into this 10th day of January, between Yevgeniy Mikhailovich Chsherbinin (the "Payee") and FB PrimeSource Acquisition, LLC, a Delaware corporation (the "Obligor") with respect to that certain Master Stock Purchase Agreement (the "Purchase Agreement") dated May 17, 2022 between Obligor, as purchaser, and Payee and Viktor Vladimirovich Nazarov, as sellers, with respect to the purchase and sale of the capital stock of InFin-IT Solution, Prime Source - Analytical Systems, Prime Source Innovation, Prime Source and Digitalism Limited Liability Partnerships, all companies organized under the law of Kazakhstan (the "Companies") and with respect to the Promissory Note issued to the sellers under the Purchase Agreement (the "Note").

The Payee and the Obligor have agreed to revise the payment terms under the Note, and to set forth their understanding in this Standstill Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

The Payee and the Obligor agree as of the date of this Standstill Agreement that the parties are in compliance with their obligations under the Purchase Agreement and the Note.

In lieu of the payment obligations under the Purchase Agreement and the Note, the parties agree as follows:

a. The Obligor will pay to the Payee (the amount of the principal debt) in the amount of **1,750,000 (one million seven hundred and fifty thousand)** US dollars by wire transfer as instructed by the Payee on or before January 31, 2024.

b. The Obligor will pay to the Payee (the amount of the principal and interest) in the amount of **3,981,777.78 (three million nine hundred eighty one thousand seven hundred seventy seven)** US dollars by wire transfer as instructed by the Payee on or before March 31, 2024. *This payment amount consists of the amount of the principal debt equal to 3,250,000 (three million two hundred and fifty thousand) US dollars and the amount of interest equal to* ***731 777.78 (seven hundred thirty-one thousand seven hundred seventy-seven)*** *US dollars, calculated for the date 03/31/2024.*

If the Obligor shall meet its obligations under **Section (a) and (b)**, then the Obligor shall have fully satisfied its obligations under the Purchase Agreement and the Note, and each party absolutely and unconditionally releases the other from its obligations under the Purchase Agreement and the Note **and waives any and all claims with regards to the Purchase Agreement and the Note.**

If the Obligor shall fail to satisfy timely the payment obligations under either (a) or (b), the Obligor shall be deemed to be in breach of its obligations under the Purchase Agreement and the Note, and the Payee shall be entitled to seek its legal remedies for such breach, including the remedies specified in that certain Debt Settlement Agreement dated as of January 10, 2024 between the Obligor and the Payee. At the same time, any claims of the Payee based on and arising from obligations under the Purchase Agreement and the Note are recognized by the Obligor as indisputable and subject to immediate execution by the Obligor in favor of the Payee both out of court and in court.

OBLIGOR:
FB PRIMESOURCE ACQUISITION, LLC

By: ____________________
Peter B. Ritz, President

PAYEE:

____________________
Mr. Yevgeniy Mikhailovich Chsherbinin

**STANDSTILL AGREEMENT**

This Standstill Agreement, entered into this 10th day of January, 2024, between Viktor Vladimirovich Nazarov (the "Payee") and FB PrimeSource Acquisition, LLC, a Delaware corporation (the "Obligor") with respect to that certain Master Stock Purchase Agreement (the "Purchase Agreement") dated May 17, 2022 between Obligor, as purchaser, and Payee and Yevgeniy Mikhailovich Chsherbinin, as sellers, with respect to the purchase and sale of the capital stock of InFin-IT Solution, Prime Source - Analytical Systems, Prime Source Innovation, Prime Source and Digitalism Limited Liability Partnerships, all companies organized under the law of Kazakhstan (the "Companies") and with respect to the Promissory Note issued to the sellers under the Purchase Agreement (the "Note").

The Payee and the Obligor have agreed to revise the payment terms under the Note, and to set forth their understanding in this Standstill Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

The Payee and the Obligor agree as of the date of this Standstill Agreement that the parties are in compliance with their obligations under the Purchase Agreement and the Note.

In lieu of the payment obligations under the Purchase Agreement and the Note, the parties agree as follows:

a. The Obligor will pay to the Payee (the amount of the principal debt) in the amount of **750,000 (seven hundred and fifty thousand)** US dollars by wire transfer as instructed by the Payee on or before January 31, 2024.

b. The Obligor will pay to the Payee (the amount of the principal and interest) in the amount of **3,890,311. 11 (three million eight hundred ninety thousand three hundred eleven)** US dollars by wire transfer as instructed by the Payee on or before March 31, 2024. *This payment amount consists of the amount of the principal debt equal to* ***3,240,000 (three million two hundred and forty thousand)*** *US dollars and the amount of interest equal to* ***650,311.11 (six hundred and fifty thousand three hundred and eleven)*** *US dollars, calculated for the date 03/31/2024.*

If the Obligor shall meet its obligations under **Section (a) and (b)**, then the Obligor shall have fully satisfied its obligations under the Purchase Agreement and the Note, and each party absolutely and unconditionally releases the other from its obligations under the Purchase Agreement and the Note **and waives any and all claims with regards to the Purchase Agreement and the Note.**

If the Obligor shall fail to satisfy timely the payment obligations under either (a) or (b), the Obligor shall be deemed to be in breach of its obligations under the Purchase Agreement and the Note, and the Payee shall be entitled to seek its legal remedies for such breach, including the remedies specified in that certain Debt Settlement Agreement dated as of January 10, 2024 between the Obligor and the Payee. At the same time, any claims of the Payee based on and arising from obligations under the Purchase Agreement and the Note are recognized by the Obligor as indisputable and subject to immediate execution by the Obligor in favor of the Payee both out of court and in court.

| | |
|---|---|
| OBLIGOR: | PAYEE: |
| FB PRIMESOURCE ACQUISITION, LLC | |
| By: ______________________ | ______________________ |
| Peter B. Ritz, President | Mr. Viktor Vladimirovich Nazarov |

**Debt Settlement**
**AGREEMENT**

**The Republic of Kazakhstan, city of Almaty and New York City, USA** **Jan 10, 2024**

1) Citizen of the Republic of Kazakhstan, **Yevgeniy Mikhailovich Chsherbinin**, born on December 22, 1982, place of birth city of Almaty, IIN 821222300269, Identity Card No. 053802025, issued by the Ministry of Internal Affairs of the Republic of Kazakhstan dated 04.07.2023, residing at: Republic of Kazakhstan, city of Almaty city, Bostandyksky district, Koktem-3 micro-district, building 12, apartment 66, hereinafter referred to as "Lender", on one hand, and

2) **FB PrimeSource Acquisition, LLC**, at 651 N. Broad Street, Suite 308 Middletown, DE 19709, BIN 220650006842, represented by Ritz Peter B, a citizen of the United States of America, passport number 548722174, issued by the State Department of the United States of America dated June 28, 2016, hereinafter referred to as the "Company", on the other hand,

Collectively hereinafter referred to as the Parties,

*Whereas:*

*- the executed agreements - Master Stock Purchase Agreement dated May 17, 2022 /**hereinafter referred to as the MSPA**/, and Agreements for the purchase and sale of shares in the authorized capital and property dated June 06, 2022 /**hereinafter referred to as Kazakhstan Sales Transactions**/, under which the Company acquired a 100% participation interest in Kazakhstani companies –InFin-IT Solution, Prime Source - Analytical Systems, Prime Source Innovation, Prime Source and Digitalism Limited Liability Partnerships (**hereinafter referred to as the Prime Source Group companies**);*
*- PROMISSORY NOTE dated May 31, 2022, issued by the Company in favor of Lender for USD 6,000,000 (with a set payment schedule) /hereinafter referred to as the **Promissory Note**);*
*- security agreements:*
*a) Pledge agreements dated 09.06.2022, 13.06.2022 and 14.06.2022 entered into between the Company and the Lender, under which the Company pledged to the Lender a participation interest of 50% in each of the Prime Source Group companies;*
*b) Collateral Assignment of Stock Agreement dated June 10, 2022, provided by the Company to the Lender;*
*c) SECURITY AGREEMENT dated 17 June 2022, provided by the Prime Source Group companies in favor of the Lender;*
*- complete fulfillment of obligations by the Lender, which involves the transfer of the Company's participation interests in the Prime Source Group companies and registration of all rights to the participation interests to the Company as their sole participant;*
*- the Company's debt to the Lender under the repayment schedule of the purchase price for participation interests provided for by the MSPA and the terms of the Promissory Note, which, as of the date of this Agreement, is as follows:*
*- for payment of the principal debt - 5,000,000 (five million) US dollars, where 3,500,000 US dollars is the overdue principal debt, and 1,500,000 US dollars is the balance of the principal debt due for payment on December 31, 2023);*
*- for interest payments – according to the interest amounts specified in Appendix A to this Agreement; (hereinafter referred to as the **Debt Amount**),*

The Parties have drawn up and signed this Debt Settlement Agreement (hereinafter referred to as the Agreement) on the following:

1. The Parties have come to an Agreement on deferring the payment of the Debt Amount by the Company to the Lenders **for a period as Scheduled in a Standstill Agreement, Appendix A hereto. Upon performance in full of the Company's obligations under the Standstill Agreement, the Parties**

**release and forever discharge each other and their respective affiliates from any and all obligations or liabilities under this Agreement, the Promissory Note, and for the Debt Amount.**

2. In case of non-fulfillment (improper fulfillment) by the Company of payment obligations provided for in the Standstill Agreement, the Parties agree that:

- MSPA is subject to termination by the Parties signing a separate agreement on termination of MSPA;

- Kazakhstan purchase and sale transactions are subject to termination in full, and the Company returns 100% of the participation shares in each of the companies of the Prime Source Group to the previous owners of the shares with the signing of relevant agreements for each of the group of companies of the Prime Source Group;

- amounts previously paid by the Company (or other persons for the Company) to the Lenders under the MSPA and the Promissory Note as the purchase price of participation interests **are not reimbursed by the Lenders to the Company**;

- the Company's obligations under the PROMISSORY NOTE (Promissory Note) dated May 31, 2022 are terminated;

- Pledge agreements dated 06/09/2022, 06/13/2022 and 06/14/2022 are subject to termination by signing agreements on their termination with subsequent registration of termination of the pledge with the authorized state bodies of the Republic of Kazakhstan;

- Agreements on the transfer of participation interests (shares) as collateral (COLLATERAL ASSIGNMENT OF STOCK) dated June 10, 2022 and SECURITY AGREEMENT dated June 17, 2022 are terminated.

3. The Parties agree that for the purposes of signing and concluding contracts and transactions specified in paragraph 2 of this Agreement, the Company appoints authorized persons;

- citizen of the Republic of Kazakhstan Alexander Alexandrovich Zherdev, IIN 900103300068;

- citizen of the Republic of Kazakhstan Ilyas Isataevich Birmanov, IIN 760807300371 (both hereinafter referred to as the Attorney), each of whom has the right to perform the following actions on behalf of the Company and on the basis of powers of attorney issued by the Company to the Attorney in accordance with Appendix C, D to this Agreement:

- signing and conclusion of all contracts and transactions in the territory of the Republic of Kazakhstan on the basis of powers of attorney issued by the Company to the Attorney in accordance with Appendix C and D to this Agreement;

- signing of all decisions (resolutions) on behalf of the Company (delegation of authority of Peter Ritz), specified in Annexes E – G to this Agreement and necessary for the termination and conclusion of contracts and agreements specified in paragraph 2 of this Agreement.

4. The Parties agree that:

- The Company undertakes to provide the Attorney with duly notarized and apostilled powers of attorney specified in paragraph 3 of this Agreement on the date of signing this Agreement (simultaneously with signing the Contract). The execution of powers of attorney should allow their use both on the territory of the United States of America and on the territory of the Republic of Kazakhstan. The power of attorney is subject to cancellation immediately after the Company fulfills the obligations provided for in paragraph 1 of this Agreement and the Standstill Agreement (Appendix A);

- The Attorney signs the Decisions specified in paragraph 3 of this Agreement only after the occurrence of an event of non-fulfillment by the Company of the obligations provided for in paragraph 1 of this Agreement and the Standstill Agreement (Appendix A). If it is necessary to certify and issue (apostille) these decisions, the Company undertakes to provide the necessary assistance to the Attorney in such registration or to issue Decisions signed by the General Director of the Company Peter B. Ritz.

5. Powers of attorney issued by the Company to the Attorney and/or decisions taken on behalf of the Company may not be revoked by the Company or any persons affiliated with it until the Company properly and fully fulfills all obligations to the Creditor provided for in paragraph 1 of the Agreement, or the Attorney completes the actions specified in paragraph 3 of this Agreement.

6. The Parties represent and warrant that:

- that they are persons able to sign this Agreement;

- there are no obstacles or restrictions (including possible covenants in civil law contracts or other documents/obligations of the parties) to fulfilling the terms of this Agreement.

7. All amendments and supplements hereto shall only be valid if made in writing and signed by all persons specified in the preamble of the Agreement.

8. In other cases not provided for by this Agreement, the Parties shall be guided by the current legislation of the Republic of Kazakhstan, New York Law, the terms of the MSPA, the Promissory Note, and other documents issued under the MSPA. The Parties undertake to settle any disputes arising directly or indirectly from this Agreement, amicably, and where it is impossible to resolve them in such a manner, disputes shall be considered in the courts of the Republic of Kazakhstan following the procedure prescribed by the current legislation of the Republic of Kazakhstan at the location of any of the Lenders.

9. This Agreement was made in 2 (two) copies, one for each of the Parties/participants of the Parties, in Russian and English, having equal legal force.

**SIGNATURES OF THE PARTIES**

**Witness**

____________________

**Michael T. Moe**

**For the Company**
**FB PRIMESOURCE ACQUISITION LLC**

**By:**____________________
**Peter B. Ritz**

**For Lender**

____________________

**Yevgeniy Mikhailovich Chsherbinin**

## AGREEMENT
## on termination of the Master Stock Purchase Agreement dated May 17, 2022 (Master Agreement for the purchase of participation interests) and termination of other obligations

**Republic of Kazakhstan, city of Almaty ____________, 2024**

1) Citizen of the Republic of Kazakhstan, **Chsherbinin Yevgeniy Mikhailovich**, born on December 22, 1982, place of birth Almaty city, IIN 821222300269, identity card No. 053802025, issued by the Ministry of Internal Affairs of the Republic of Kazakhstan dated 04.07.2023, residing at: Republic of Kazakhstan, city of Almaty, Bostandyksky district, Koktem-3 microdistrict, building 12, apartment 66, hereinafter referred to as **"Seller-1"**, and

Citizen of the Republic of Kazakhstan, **Nazarov Viktor Vladimirovich**, born November 4, 1980, place of birth – city of Almaty, IIN 801104300818, identity card No. 043587309, issued by the Ministry of Internal Affairs of the Republic of Kazakhstan dated October 15, 2018, residing at: Republic of Kazakhstan, city of Almaty, Auezovsky district, Tastak-1 microdistrict, building 3 , apartment 9, hereinafter referred to as **"Seller-2"**, (also collectively hereinafter referred to as Sellers), on the one hand,

2) **FB PrimeSource Acquisition, LLC,** located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, BIN 220650006842, represented by ______________________________________, effective on the basis of ______________________________, hereinafter referred to as the **"Buyer",** on the other hand,

*all of the collectively hereinafter referred to as the Parties,*

have drawn up and signed this Agreement on the termination of the Master Stock Purchase Agreement dated May 17, 2022 (and the termination of other obligations (hereinafter referred to as the Agreement) as follows:

### Section 1. Terms and Definitions

**Kazakhstan companies of the Prime Source Group** - Limited Liability Partnerships - InFin-IT Solution (BIN 081140003103), Prime Source - Analytical Systems (BIN 060240014176),Prime Source Innovation (BIN 200640021471), Prime Source (BIN 071140019950) and Digitalism (BIN 080340009850).

**MSPA**- Master Stock Purchase Agreement dated May 17, 2022 and Appendixes A – F thereto, in accordance with which the Sellers assumed the obligation to sell, and the Buyer to buy, 100% of the participation interest in five Kazakhstani companies of the group Prime Source for 18,000,000 (eighteen million) US dollars, of which 9,000,000 US dollars were payable to each of the Buyers.

**PROMISSORY NOTE** –Two (2) Notes, dated May 31, 2022, issued by the Buyer as security for payment obligations in favor of each of the Sellers, each Note in the amount of $6,000,000 (with an established payment schedule).

**COLLATERAL ASSIGNMENT OF STOCK** - Agreements on the transfer of participation interests (shares) as collateral dated June 10, 2022, drawn up and signed by the Buyer with each of the Sellers, according to which each of the Sellers was transferred participation shares of the Kazakhstan companies of the Prime Source group to ensure the execution of payment Buyer's obligations under the MSPA and PROMISSORY NOTE;

**SECURITY AGREEMENT** - Security agreements dated June 17, 2022, drawn up and signed by each of the Kazakhstan companies of the Prime Source group, providing for the transfer of other assets in favor of each of the Sellers to ensure the fulfillment of the Buyer's payment obligations under the MSPA and PROMISSORY NOTE;

**Kazakhstan sales transactions** - Agreements for the sale and purchase of shares in the authorized capital and property dated 06.06.2022, under which the Buyer acquired 100% of the participation shares in the Kazakhstani companies of the Prime Source group and on the basis of which registered the right to 100% of the participation shares in these companies (sole participant) in the manner prescribed by the

current legislation of the Republic of Kazakhstan.

**Pledge agreements** - Pledge agreements dated 09.06.2022, 13.06.2022 and 14.06.2022, drawn up under the law of the Republic of Kazakhstan and entered into between the Sellers and the Buyer, according to which the Buyer pledged to each of the Sellers a 50% participation interest in each of the Kazakhstan companies of the Prime Source Group with registration of pledge rights in the authorized state bodies of the Republic of Kazakhstan.

**Actual payment** [1]- the part of the purchase price actually paid by the Buyer under the MSPA to the Sellers on the date of signing by the Parties of this Agreement, in the following amounts:

*- Seller-1: 4,000,000 (four million) US dollars.*

*- Seller-2: 5,010,000 (five million ten thousand) US dollars;*

**Amount of debt** - the Buyer's debt to the Sellers for the payment of principal and interest (8% per annum) within the framework of MSPA and PROMISSORY NOTE.

a) The Buyer's debt to Seller-1 as of the date of signing this Agreement is:

*- for payment of the principal debt - 5,000,000 (five million) US dollars, where 3,500,000 US dollars is the overdue principal debt, and 1,500,000 US dollars is the balance of the principal debt due for payment on December 31, 2023);*

*- for payment of interest (calculation until December 31, 2023) – 655,111 (six hundred fifty-five thousand one hundred eleven) US dollars.*

b) The Buyer's debt to Seller-2 as of the date of signing this Agreement is:

*- for payment of the principal debt - 3,990,000 (three million nine hundred ninety thousand) US dollars, where 2,490,000 US dollars is the overdue principal debt, and 1,500,000 US dollars is the balance of the principal debt due for payment on December 31, 2023) .*

*- for payment of interests (calculation until December 31, 2023) – 580,246 (five hundred eighty thousand two hundred forty-six) US dollars.*

**Compensation for losses to Sellers** - payment of penalties by the Buyer provided for by PROMISSORY NOTE in favor of Sellers for violation of payment obligations (fee for late fulfillment of obligations /5%/ and an additional fine /5%/, as well as compensation for other losses arising as a result of decisions and activities Buyer as the sole participant of the Kazakhstan companies of the Prime Source Group.

## Section 2. Terms of Agreement

1. The parties have mutually agreed to **terminate the MSPA starting on «__» _______ 2024** under the terms of this Agreement.

2. From the date of signing by the Parties of this Agreement, the Buyer shall be exempt from paying the Amount of Debt and Compensation for Losses to the Sellers, as well as from any other payments provided for by MSPA, PROMISSORY NOTE, COLLATERAL ASSIGNMENT OF STOCK, SECURITY AGREEMENT, Kazakhstan sales transactions and Pledge Agreements.

3. The Buyer undertakes to immediately return 100% of the participation interests in the Kazakhstan companies of the Prime Source Group to the Sellers (previous owners of the companies), and the Parties for these purposes enter into the following contractual documents:

3.1. Agreements on the termination of Pledge Agreements with subsequent registration of termination of the pledge with the authorized state bodies of the Republic of Kazakhstan;

3.2. Agreements on the termination of Kazakhstani purchase and sale transactions with the return of shares to the Sellers (previous owners of the companies).

4. The Buyer undertakes to assist the Sellers (previous owners of the companies) in re-registering their rights to participation shares in the companies and re-registration of Kazakhstan companies of the Prime Source Group with the authorized state bodies of the Republic of Kazakhstan.

5. Sellers are fully exempt from returning the actual payment amounts to the Buyer; these payment receipts remain with the Sellers.

6. Sellers, by signing this Agreement, waive all/any claims for payment of the Amount of Debt and

[1] The amounts specified in the terms "Actual payment" and "Amount owed" may be changed if the Buyer repays the debt by the date of signing this Agreement

Compensation for Losses to Sellers, as well as any other payments provided for by MSPA, PROMISSORY NOTE, COLLATERAL ASSIGNMENT OF STOCK, SECURITY AGREEMENT, Kazakhstan sales transactions and Pledge Agreements.

7. After the return and re-registration of the rights to 100% of the participation share in the Kazakhstani companies of the Prime Source Group to the Sellers (previous owners of the companies), the Parties agree that the following documents shall lose their legal force and the Buyer shall cease to fulfill obligations thereunder from the date of re-registration of the rights to 100% share in companies for the Sellers:

- *PROMISSORY NOTE;*

- *COLLATERAL ASSIGNMENT OF STOCK.*

8. From the date specified in paragraph 7 of this Agreement, the SECURITY AGREEMENT is terminated, of which the Parties undertake to immediately notify the Kazakhstan companies of the Prime Source Group.

9.The parties hereby represent and warrant:

- that they are authorized to sign this Agreement;

- there are no obstacles or restrictions (including possible covenants in civil contracts or other documents/obligations of the parties) to fulfill the terms of this Agreement.

10. After the Parties have fulfilled the terms of this Agreement, the Parties acknowledge and agree that they do not have any claims regarding the Parties' fulfillment of obligations under the documents referred to in this Agreement, and equally undertake in the future not to make any claims or demands related to with the fulfillment of mutual obligations, any losses and any other actions carried out during the period of fulfillment of obligations by the Parties, and specifically waive any such claims and hereby release the other Party with respect to such claims.

11. All amendments and alterations to this Agreement shall only be valid if they are in writing and signed by all persons named in the preamble Agreements.

12. In other cases not provided for herein, the Parties shall be guided by the applicable law to the MSPA and/or other documents drawn up under the MSPA.

13. The parties undertake to resolve all disputes arising directly or indirectly from the terms of this Agreements through negotiations, if it is impossible to resolve them, disputes shall be considered in the courts of the Republic of Kazakhstan in the manner prescribed by the current legislation of the Republic of Kazakhstan at the location of any of the Sellers.

14. This Agreement was drawn up in 3 (three) copies, one for each of the Parties/participants of the Parties, in Russian and English, having equal legal force.

**SIGNATURES OF THE PARTIES**

**Seller - 1**
**Chsherbinin Yevgeniy Mikhailovich** ______________________________

**Seller - 2**
**Nazarov Viktor Vladimirovich** ______________________________

**Buyer**
**FB PrimeSource Acquisition, LLC,**
**Represented by Ritz Peter B** ______________________________

**Appendix C**

# POWERS OF ATTORNEY
# FB PRIMESOURCE ACQUISITION, LLC

USA, Delaware ___________, 202__

FB PrimeSource Acquisition, LLC (hereinafter referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by its CEO, Peter Ritz Peter B, a citizen of the United States of America, passport no. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024, authorizes a citizen of the Republic of Kazakhstan ________________________, IIN ______________________ (hereinafter referred to as the Attorney) to represent the Company with third parties, with the authority to execute, and sign the following documents on behalf of the Company:

I. Agreement on termination of the Master Stock Purchase Agreement dated May 17, 2022 and termination of other obligations in the form that is Appendix B to the Agreement on the Settlement of Debt Issues from "___" ___________ 2023.

II. Agreements on termination of pledge agreements, namely:

- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 887;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 886;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 848;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 849;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of InFin-IT Solution Limited Liability Partnership dated 13.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 879;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of InFin-IT Solution Limited Liability Partnership dated June 13, 2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 880;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 898;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source Innovation Limited Liability Partnership dated June 14, 2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 897;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 889;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 888.

III. Agreements on the termination of Purchase and Sale Agreements for participation in the authorized capital and property of legal entities, namely:

- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Digitalism Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 809;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of InFin-IT Solution Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 810;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 816;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan in the register No. 811;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 815;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 814;
- ✓ Agreement on termination of the Agreement for the sale and purchase of a share in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 812;
- ✓ Agreement on termination of the Agreement for the sale and purchase of a share in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 813.

The termination of all the above agreements for the sale and purchase of shares in the authorized capital and property of legal entities must be carried out on the following basic conditions:

- The Buyer (Company) shall return to the Sellers (previous owners of participation shares) the participation shares acquired from them in the authorized capital and property of legal entities, in full;
- All payments received by the Sellers from the Buyer (Company) for the acquired participation shares in the authorized capital and property of legal entities shall remain the property of the Sellers and shall not be returned to the Buyer (Company).

To fulfill these powers, the Attorney shall be authorized to enter into and sign agreements on the termination of pledge agreements, agreements on the termination of purchase and sale agreements for a participation share in the authorized capital and property of legal entities, and to perform any other legal steps necessary to fulfill the assignment.

The power of attorney was issued for a period of 1 (one) year.

**FB PrimeSource Acquisition, LLC**
**represented by Ritz Peter B**

____________________
(no seal applies)

**Appendix D**

# POWER OF ATTORNEY
# FB PRIMESOURCE ACQUISITION, LLC

**USA, Delaware** **__________, 202_**

FB PrimeSource Acquisition, LLC (hereinafter referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by its CEO, Peter Ritz B, a citizen of the United States of America, Passport No. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024, authorizes the citizen of the Republic of Kazakhstan ________________________, IIN ________________________ (hereinafter referred to as the Attorney):

1. To sign, including with the right to notarize/apostille on behalf of the Company the decisions (resolutions) specified in Annexes E – G to the Agreement on Settlement of Debt Issues from "___" __________ 2023.

2. To perform all management functions and exercise all the rights and powers vested in the Company as the sole participant (as a 100% holder of participation shares) in the following legal entities, registered and operating on the territory of the Republic of Kazakhstan:

Prime Source-Analytical Systems Limited Liability Partnership, BIN 060240014176;

Prime Source Innovation Limited Liability Partnership, BIN 200640021471;

InFin-IT Solution Limited Liability Partnership, BIN 081140003103;

Digitalism Limited Liability Partnership, BIN 080340009850;

Prime Source Limited Liability Partnership, BIN 071140019950 (hereinafter collectively referred to as the Partnership).

To fulfill these powers, the Attorney shall be vested, including, but not limited to, with the following powers:

represent the Company in all enterprises, institutions and organizations of any form of ownership;

solely make and sign resolutions on any issues falling within the exclusive competence of the sole participant of the Partnerships in accordance with the legislation of the Republic of Kazakhstan and/or the Articles of Association of the Partnership;

make amendments and supplements to the constituent documents of the Partnership, with the authority to sign and approve them (including the new version);

submit requests, appeals, applications to government and non-government bodies and organizations, and receive responses to them;

carry out state re-registration of Partnerships in the manner established by the legislation of the Republic of Kazakhstan;

carry out any other actions and powers that may be required to manage the Partnerships and exercise the rights of the sole participant of the Partnerships, with a view to the rights and restrictions provided for by the current legislation of the Republic of Kazakhstan, corporate and constituent documents of the Partnerships, and obligations of the Company and Partnerships to third parties and the state.

The power of attorney is issued for 1 (one) year.

FB PrimeSource Acquisition, LLC
represented by Ritz Peter B

________________________
(no seal applied)

**Appendix E**

**RESOLUTION**
**FB PRIMESOURCE ACQUISITION, LLC**

**USA, Delaware** **________, 202__**

FB PrimeSource Acquisition, LLC (hereinafter also referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by CEO Peter Ritz Peter B, a citizen of the United States of America, passport No. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024,
*represented by ________________________________________, acting on the basis of a power of attorney from "___" ____________ 202__.*

Has RESOLVED:

I. Due to the incapability of the Company to continue to fulfill its payment obligations to Yevgeniy Chsherbinin and Viktor Nazarov under the Master Stock Purchase Agreement entered into with them on May 17, 2022 (hereinafter referred to as the Master Stock Purchase Agreement), take the following measures to terminate contractual obligations:

A) The company shall enter into an agreement with Yevgeniy Chsherbinin and Viktor Nazarov to terminate the Master Stock Purchase Agreement, in the form that is Appendix B to the Agreement on Settlement of Debt Issues from "___" __________ 2023 of the year.

B) The Company shall enter into agreements with Yevgeniy Chsherbinin, Viktor Nazarov, Konstantin Zlobin, and Kanat Ibraimov (depending on the party to each individual agreement) on the termination of the Purchase and Sale Agreements for participation in the authorized capital and property of legal entities entered into within the framework of the Master Stock Purchase Agreement, namely, to terminate :

- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Digitalism Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 809.
- ✓ Agreement for the sale and purchase of a participation interest in the authorized capital and property of InFin-IT Solution Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 810.
- ✓ Agreement for the sale and purchase of a participation interest in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 816.
- ✓ Agreement for the sale and purchase of a participation interest in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 811.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 815.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 814.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated

06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 812.

- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 813.

The termination of all the above agreements for the purchase and sale of a participation interest in the authorized capital and property of legal entities must be carried out on the following basic conditions:

- o The Buyer (Company) shall return to the Sellers (previous owners of participation interests) the participation interests acquired from them in the authorized capital and property of legal entities, in full;
- o All payments received by the Sellers from the Buyer (Company) for acquired participation interests in the authorized capital and property of legal entities shall remain the property of the Sellers and shall not be returned to the Buyer (Company).

C) The company enter into agreements to terminate the pledge agreements entered into within the framework of the Master Stock Purchase Agreement, namely:

- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 887;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 886;
- ✓ Pledge agreement for a 50% participation intrerest in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 848;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 849;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of InFin-IT Solution Limited Liability Partnership dated June 13, 2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 879;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of InFin-IT Solution Limited Liability Partnership dated 13.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 880;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 898;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 897;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 889;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 888.

In pursuance of the executed agreements on termination of the above pledge agreements, ensure the provision and signing on behalf of the Company of all documents necessary for the release of encumbrances (collateral) of the Company in accordance with the requirements of the legislation of the Republic of Kazakhstan.

II. From the date of completion of the last of the actions provided for in paragraphs A, B, C of Article I of this Resolution, in connection with the termination of the main obligation, the following accessory (additional) agreements and obligations are considered automatically terminated:

- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and Digitalism Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and Digitalism Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and InFin-IT Solution Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and the InFin-IT Solution Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and Prime Source Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and Prime Source Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and Prime Source Innovation Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and Prime Source Innovation Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and Prime Source-Analytical Systems Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and Prime Source-Analytical Systems Limited Liability Partnership;
- ✓ COLLATERAL ASSIGNMENT OF STOCK dated 10.06.2022, entered into by and between the Company and Victor Nazarov;
- ✓ COLLATERAL ASSIGNMENT OF STOCK dated 10.06.2022, entered into by and between the Company and Yevgeniy Chsherbinin;
- ✓ PROMISSORY NOTE dated 31.05.2022, issued by the Company in favor of Victor Nazarov.
- ✓ PROMISSORY NOTE dated 31.05.2022, issued by the Company in favor of Yevgeniy Chsherbinin.

From the date of termination of these agreements/obligations, all mutual rights, claims and obligations of the parties arising from these documents shall be deemed terminated.

**FB PrimeSource Acquisition, LLC**
**represented by Ritz Peter B**

____________________
(no seal applies)

or

represented by _____________________________,
acting on the basis of a Power of Attorney from "___" _____________ 202__

____________________
(no seal applies)

**Appendix F**

# RESOLUTION
# FB PRIMESOURCE ACQUISITION, LLC

**USA, Delaware** **__________, 202__**

FB PrimeSource Acquisition, LLC (hereinafter also referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by CEO Peter Ritz B, a citizen of the United States of America, passport No. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024,
*represented by ______________________________________________, acting on the basis of a power of attorney from "___" _____________ 202__,*

has RESOLVED:

1. Due to the incapability of the Company to continue to fulfill its payment obligations to Yevgeniy Chsherbinin and Viktor Nazarov under the Master Stock Purchase Agreement for the purchase of shares (participation interests) entered into with them on May 17, 2022 (hereinafter referred to as the Master Stock Purchase Agreement), and the termination of the main obligation secured by the pledge, the Company must sign, with Yevgeniy Chsherbinin, Viktor Nazarov (depending on the party to each individual agreement), the agreements on the termination of pledge agreements entered into within the framework of the Master Stock Purchase Agreement, namely, the Company must sign:

- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source Limited Liability Partnership dated June 14, 2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 887;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source Limited Liability Partnership dated 14.07.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 886;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 848;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 849;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of InFin-IT Solution Limited Liability Partnership dated 13.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 879;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of InFin-IT Solution Limited Liability Partnership dated 13.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 880;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 898;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 897;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 889;

- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 888.

In pursuance of the signed agreements on termination of the above pledge agreements, to ensure the provision and signing on behalf of the Company of all documents necessary for the release of encumbrances (collateral) of the Company in accordance with the requirements of the legislation of the Republic of Kazakhstan.

**FB PrimeSource Acquisition, LLC**
**represented by Peter Ritz B**

______________________
(no seal applies)

or

represented by ________________________________,
acting on the basis of a Power of Attorney from "___" _____________ 202__

______________________
(no seal applies)

**Appendix G**

# RESOLUTION
# FB PRIMESOURCE ACQUISITION, LLC

USA, Delaware ________, 202__

FB PrimeSource Acquisition, LLC (hereinafter also referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by CEO, Ritz Peter B, a citizen of the United States of America, passport No. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024,
*represented by ______________________________________, acting on the basis of a power of attorney from "___"___________ 202__.*

HAS RESOLVED:

Due to the incapability of the Company to continue to fulfill its payment obligations to Yevgeniy Chsherbinin and Viktor Nazarov under the Master Stock Purchase Agreement for the purchase of shares (participation interests) signed with them on May 17, 2022 (hereinafter referred to as the Master Stock Purchase Agreement), the Company must sign the agreement to terminate the Purchase and Sale Agreements for a participation interests in the authorized capital and property of legal entities entered into within the framework of the Master Stock Purchase Agreement with Yevgeniy Chsherbinin, Viktor Nazarov, Zlobin Konstantin, Ibraimov Kanat (depending on the party to each individual agreement), namely, to terminate:

- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Digitalism Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 809.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of InFin-IT Solution Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 810.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 816.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register under No. 811.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 815.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 814.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 812.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 813.

The termination of all the above agreements for the sale and purchase of a share in the authorized capital and property of legal entities must be carried out on the following basic conditions:

- The Buyer (Company) shall return to the Sellers (previous owners of participation shares) the shares acquired from them in the authorized capital and property of legal entities, in full;
- All payments received by the Sellers from the Buyer (Company) for acquired shares in the authorized capital and property of legal entities shall remain the property of the Sellers and shall not be returned to the Buyer (Company).

**FB PrimeSource Acquisition, LLC**
**represented by Ritz Peter B**

____________________
(no seal applies)

or

represented by ____________________________,
acting on the basis of a Power of Attorney from "___" ______________ 202__

____________________
(no seal applies)

**Debt Settlement**
**AGREEMENT**

**The Republic of Kazakhstan, city of Almaty and New York City, USA** **Jan 10, 2024**

1) Citizen of the Republic of Kazakhstan, **Viktor Vladimirovich Nazarov**, born on November 04, 1980, place of birth - city of Almaty, IIN 801104300818, Identity Card No. 043587309, issued by the Ministry of Internal Affairs of the Republic of Kazakhstan dated 15.10.2018, residing at: Republic of Kazakhstan, city of Almaty, Auezovsky district, Tastak-1 micro-district, building 3, apartment 9, hereinafter referred to as "Lender", on one hand, and

2) **FB PrimeSource Acquisition, LLC**, at 651 N. Broad Street, Suite 308 Middletown, DE 19709, BIN 220650006842, represented by Ritz Peter B, a citizen of the United States of America, passport number 548722174, issued by the State Department of the United States of America dated June 28, 2016, hereinafter referred to as the "Company", on the other hand,

Collectively hereinafter referred to as the Parties,

*Whereas:*

*- the executed agreements - Master Stock Purchase Agreement dated May 17, 2022 /**hereinafter referred to as the MSPA**/, and Agreements for the purchase and sale of shares in the authorized capital and property dated June 06, 2022 /**hereinafter referred to as Kazakhstan Sales Transactions**/, under which the Company acquired a 100% participation interest in Kazakhstani companies –InFin-IT Solution, Prime Source - Analytical Systems, Prime Source Innovation, Prime Source and Digitalism Limited Liability Partnerships (**hereinafter referred to as the Prime Source Group companies**);*
*- PROMISSORY NOTE dated May 31, 2022, issued by the Company in favor of each of the Lender for USD 6,000,000 (with a set payment schedule) /hereinafter referred to as the **Promissory Note**);*
*- security agreements:*
*a) Pledge agreements dated 09.06.2022, 13.06.2022 and 14.06.2022 entered into between the Company and the Lender, under which the Company pledged to the Lender a participation interest of 50% in each of the Prime Source Group companies;*
*b) Collateral Assignment of Stock Agreement dated June 10, 2022, provided by the Company to the Lender;*
*c) SECURITY AGREEMENT dated 17 June 2022, provided by the Prime Source Group companies in favor of the Lender;*
*- complete fulfillment of obligations by the Lender, which involves the transfer of the Company's participation interests in the Prime Source Group companies and registration of all rights to the participation interests to the Company as their sole participant;*
*- the Company's debt to the Lender under the repayment schedule of the purchase price for participation interests provided for by the MSPA and the terms of the Promissory Note, which, as of the date of this Agreement, is as follows:*
*- for payment of the principal debt - 3,990,000 (three million nine hundred ninety thousand) US dollars, where 2,490,000 US dollars is the overdue principal debt, and 1,500,000 US dollars is the balance of the principal debt due for payment on December 31, 2023);*
*- for interest payments – according to the interest amounts specified in Appendix A to this Agreement, (hereinafter referred to as the **Debt Amount**).*

The Parties have drawn up and signed this Debt Settlement Agreement (hereinafter referred to as the Agreement) on the following:

1. The Parties have come to an Agreement on deferring the payment of the Debt Amount by the Company to the Lenders **for a period as Scheduled in a Standstill Agreement, Appendix A hereto. Upon performance in full of the Company's obligations under the Standstill Agreement, the Parties**

**release and forever discharge each other and their respective affiliates from any and all obligations or liabilities under this Agreement, the Promissory Note, and for the Debt Amount.**

2. In case of non-fulfillment (improper fulfillment) by the Company of payment obligations provided for in the Standstill Agreement, the Parties agree that:

- MSPA is subject to termination by the Parties signing a separate agreement on termination of MSPA;

- Kazakhstan purchase and sale transactions are subject to termination in full, and the Company returns 100% of the participation shares in each of the companies of the Prime Source Group to the previous owners of the shares with the signing of relevant agreements for each of the group of companies of the Prime Source Group;

- amounts previously paid by the Company (or other persons for the Company) to the Lenders under the MSPA and the Promissory Note as the purchase price of participation interests **are not reimbursed by the Lenders to the Company**;

- the Company's obligations under the PROMISSORY NOTE (Promissory Note) dated May 31, 2022 are terminated;

- Pledge agreements dated 06/09/2022, 06/13/2022 and 06/14/2022 are subject to termination by signing agreements on their termination with subsequent registration of termination of the pledge with the authorized state bodies of the Republic of Kazakhstan;

- Agreements on the transfer of participation interests (shares) as collateral (COLLATERAL ASSIGNMENT OF STOCK) dated June 10, 2022 and SECURITY AGREEMENT dated June 17, 2022 are terminated.

3. The Parties agree that for the purposes of signing and concluding contracts and transactions specified in paragraph 2 of this Agreement, the Company appoints authorized persons;

- citizen of the Republic of Kazakhstan Alexander Alexandrovich Zherdev, IIN 900103300068;

- citizen of the Republic of Kazakhstan Ilyas Isataevich Birmanov, IIN 760807300371 (both hereinafter referred to as the Attorney), each of whom has the right to perform the following actions on behalf of the Company and on the basis of powers of attorney issued by the Company to the Attorney in accordance with Appendix C, D to this Agreement:

- signing and conclusion of all contracts and transactions in the territory of the Republic of Kazakhstan on the basis of powers of attorney issued by the Company to the Attorney in accordance with Appendix C and D to this Agreement;

- signing of all decisions (resolutions) on behalf of the Company (delegation of authority of Peter Ritz), specified in Annexes E – G to this Agreement and necessary for the termination and conclusion of contracts and agreements specified in paragraph 2 of this Agreement.

4. The Parties agree that:

- The Company undertakes to provide the Attorney with duly notarized and apostilled powers of attorney specified in paragraph 3 of this Agreement on the date of signing this Agreement (simultaneously with signing the Contract). The execution of powers of attorney should allow their use both on the territory of the United States of America and on the territory of the Republic of Kazakhstan. The power of attorney is subject to cancellation immediately after the Company fulfills the obligations provided for in paragraph 1 of this Agreement and the Standstill Agreement (Appendix A);

- The Attorney signs the Decisions specified in paragraph 3 of this Agreement only after the occurrence of an event of non-fulfillment by the Company of the obligations provided for in paragraph 1 of this Agreement and the Standstill Agreement (Appendix A). If it is necessary to certify and issue (apostille) these decisions, the Company undertakes to provide the necessary assistance to the Attorney in such registration or to issue Decisions signed by the General Director of the Company Peter B. Ritz.

5. Powers of attorney issued by the Company to the Attorney and/or decisions taken on behalf of the Company may not be revoked by the Company or any persons affiliated with it until the Company properly and fully fulfills all obligations to the Creditor provided for in paragraph 1 of the Agreement, or the Attorney completes the actions specified in paragraph 3 of this Agreement.

6. The Parties represent and warrant that:

- that they are persons able to sign this Agreement;

- there are no obstacles or restrictions (including possible covenants in civil law contracts or other documents/obligations of the parties) to fulfilling the terms of this Agreement.

7. All amendments and supplements hereto shall only be valid if made in writing and signed by all persons specified in the preamble of the Agreement.

8. In other cases not provided for by this Agreement, the Parties shall be guided by the current legislation of the Republic of Kazakhstan, New York Law, the terms of the MSPA, the Promissory Note, and other documents issued under the MSPA. The Parties undertake to settle any disputes arising directly or indirectly from this Agreement, amicably, and where it is impossible to resolve them in such a manner, disputes shall be considered in the courts of the Republic of Kazakhstan following the procedure prescribed by the current legislation of the Republic of Kazakhstan at the location of any of the Lenders.

9. This Agreement was made in 2 (two) copies, one for each of the Parties/participants of the Parties, in Russian and English, having equal legal force.

**SIGNATURES OF THE PARTIES**

**Witness**

[signature]

**Michae T. Moe**

**For the Company**
**FB PRIMESOURCE ACQUISITION LLC**

**By:** [signature]
**Peter B. Ritz**

**For the Lender:**

[signature]
**Viktor Vladimirovich Nazarov**

**#700480 v1**

**Appendix B**

**AGREEMENT**
**on termination of the Master Stock Purchase Agreement dated May 17, 2022 (Master Agreement for the purchase of participation interests) and termination of other obligations**

**Republic of Kazakhstan, city of Almaty ___________, 2024**

1) Citizen of the Republic of Kazakhstan, **Chsherbinin Yevgeniy Mikhailovich**, born on December 22, 1982, place of birth Almaty city, IIN 821222300269, identity card No. 053802025, issued by the Ministry of Internal Affairs of the Republic of Kazakhstan dated 04.07.2023, residing at: Republic of Kazakhstan, city of Almaty, Bostandyksky district, Koktem-3 microdistrict, building 12, apartment 66, hereinafter referred to as **"Seller-1"**, and

Citizen of the Republic of Kazakhstan, **Nazarov Viktor Vladimirovich**, born November 4, 1980, place of birth – city of Almaty, IIN 801104300818, identity card No. 043587309, issued by the Ministry of Internal Affairs of the Republic of Kazakhstan dated October 15, 2018, residing at: Republic of Kazakhstan, city of Almaty, Auezovsky district, Tastak-1 microdistrict, building 3 , apartment 9, hereinafter referred to as **"Seller-2"**, (also collectively hereinafter referred to as Sellers), on the one hand,

2) **FB PrimeSource Acquisition, LLC,** located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, BIN 220650006842, represented by ___________________________________, effective on the basis of _____________________________, hereinafter referred to as the **"Buyer",** on the other hand,

*all of the collectively hereinafter referred to as the Parties,*

have drawn up and signed this Agreement on the termination of the Master Stock Purchase Agreement dated May 17, 2022 (and the termination of other obligations (hereinafter referred to as the Agreement) as follows:

**Section 1. Terms and Definitions**

**Kazakhstan companies of the Prime Source Group** - Limited Liability Partnerships - InFin-IT Solution (BIN 081140003103), Prime Source - Analytical Systems (BIN 060240014176),Prime Source Innovation (BIN 200640021471), Prime Source (BIN 071140019950) and Digitalism (BIN 080340009850).

**MSPA**- Master Stock Purchase Agreement dated May 17, 2022 and Appendixes A – F thereto, in accordance with which the Sellers assumed the obligation to sell, and the Buyer to buy, 100% of the participation interest in five Kazakhstani companies of the group Prime Source for 18,000,000 (eighteen million) US dollars, of which 9,000,000 US dollars were payable to each of the Buyers.

**PROMISSORY NOTE** –Two (2) Notes, dated May 31, 2022, issued by the Buyer as security for payment obligations in favor of each of the Sellers, each Note in the amount of $6,000,000 (with an established payment schedule).

**COLLATERAL ASSIGNMENT OF STOCK** - Agreements on the transfer of participation interests (shares) as collateral dated June 10, 2022, drawn up and signed by the Buyer with each of the Sellers, according to which each of the Sellers was transferred participation shares of the Kazakhstan companies of the Prime Source group to ensure the execution of payment Buyer's obligations under the MSPA and PROMISSORY NOTE;

**SECURITY AGREEMENT** - Security agreements dated June 17, 2022, drawn up and signed by each of the Kazakhstan companies of the Prime Source group, providing for the transfer of other assets in favor of each of the Sellers to ensure the fulfillment of the Buyer's payment obligations under the MSPA and PROMISSORY NOTE;

**Kazakhstan sales transactions** - Agreements for the sale and purchase of shares in the authorized capital and property dated 06.06.2022, under which the Buyer acquired 100% of the participation shares in the Kazakhstani companies of the Prime Source group and on the basis of which registered the right to 100% of the participation shares in these companies (sole participant) in the manner prescribed by the

current legislation of the Republic of Kazakhstan.

**Pledge agreements** - Pledge agreements dated 09.06.2022, 13.06.2022 and 14.06.2022, drawn up under the law of the Republic of Kazakhstan and entered into between the Sellers and the Buyer, according to which the Buyer pledged to each of the Sellers a 50% participation interest in each of the Kazakhstan companies of the Prime Source Group with registration of pledge rights in the authorized state bodies of the Republic of Kazakhstan.

**Actual payment** [1]- the part of the purchase price actually paid by the Buyer under the MSPA to the Sellers on the date of signing by the Parties of this Agreement, in the following amounts:

*- Seller-1: 4,000,000 (four million) US dollars.*

*- Seller-2: 5,010,000 (five million ten thousand) US dollars;*

**Amount of debt** - the Buyer's debt to the Sellers for the payment of principal and interest (8% per annum) within the framework of MSPA and PROMISSORY NOTE.

a) The Buyer's debt to Seller-1 as of the date of signing this Agreement is:

*- for payment of the principal debt - 5,000,000 (five million) US dollars, where 3,500,000 US dollars is the overdue principal debt, and 1.500,000 US dollars is the balance of the principal debt due for payment on December 31, 2023);*

*- for payment of interest (calculation until December 31, 2023) – 655,111 (six hundred fifty-five thousand one hundred eleven) US dollars.*

b) The Buyer's debt to Seller-2 as of the date of signing this Agreement is:

*- for payment of the principal debt - 3,990,000 (three million nine hundred ninety thousand) US dollars, where 2,490,000 US dollars is the overdue principal debt, and 1,500,000 US dollars is the balance of the principal debt due for payment on December 31, 2023) .*

*- for payment of interests (calculation until December 31, 2023) – 580,246 (five hundred eighty thousand two hundred forty-six) US dollars.*

**Compensation for losses to Sellers** - payment of penalties by the Buyer provided for by PROMISSORY NOTE in favor of Sellers for violation of payment obligations (fee for late fulfillment of obligations /5%/ and an additional fine /5%/, as well as compensation for other losses arising as a result of decisions and activities Buyer as the sole participant of the Kazakhstan companies of the Prime Source Group.

## Section 2. Terms of Agreement

1. The parties have mutually agreed to **terminate the MSPA starting on «__» _______ 2024** under the terms of this Agreement.

2. From the date of signing by the Parties of this Agreement, the Buyer shall be exempt from paying the Amount of Debt and Compensation for Losses to the Sellers, as well as from any other payments provided for by MSPA, PROMISSORY NOTE, COLLATERAL ASSIGNMENT OF STOCK, SECURITY AGREEMENT, Kazakhstan sales transactions and Pledge Agreements.

3. The Buyer undertakes to immediately return 100% of the participation interests in the Kazakhstan companies of the Prime Source Group to the Sellers (previous owners of the companies), and the Parties for these purposes enter into the following contractual documents:

3.1. Agreements on the termination of Pledge Agreements with subsequent registration of termination of the pledge with the authorized state bodies of the Republic of Kazakhstan;

3.2. Agreements on the termination of Kazakhstani purchase and sale transactions with the return of shares to the Sellers (previous owners of the companies).

4. The Buyer undertakes to assist the Sellers (previous owners of the companies) in re-registering their rights to participation shares in the companies and re-registration of Kazakhstan companies of the Prime Source Group with the authorized state bodies of the Republic of Kazakhstan.

5. Sellers are fully exempt from returning the actual payment amounts to the Buyer; these payment receipts remain with the Sellers.

6. Sellers, by signing this Agreement, waive all/any claims for payment of the Amount of Debt and

---

[1] The amounts specified in the terms "Actual payment" and "Amount owed" may be changed if the Buyer repays the debt by the date of signing this Agreement

Compensation for Losses to Sellers, as well as any other payments provided for by MSPA, PROMISSORY NOTE, COLLATERAL ASSIGNMENT OF STOCK, SECURITY AGREEMENT, Kazakhstan sales transactions and Pledge Agreements.

7. After the return and re-registration of the rights to 100% of the participation share in the Kazakhstani companies of the Prime Source Group to the Sellers (previous owners of the companies), the Parties agree that the following documents shall lose their legal force and the Buyer shall cease to fulfill obligations thereunder from the date of re-registration of the rights to 100% share in companies for the Sellers:

- *PROMISSORY NOTE;*

- *COLLATERAL ASSIGNMENT OF STOCK.*

8. From the date specified in paragraph 7 of this Agreement, the SECURITY AGREEMENT is terminated, of which the Parties undertake to immediately notify the Kazakhstan companies of the Prime Source Group.

9.The parties hereby represent and warrant:

- that they are authorized to sign this Agreement;

- there are no obstacles or restrictions (including possible covenants in civil contracts or other documents/obligations of the parties) to fulfill the terms of this Agreement.

10. After the Parties have fulfilled the terms of this Agreement, the Parties acknowledge and agree that they do not have any claims regarding the Parties' fulfillment of obligations under the documents referred to in this Agreement, and equally undertake in the future not to make any claims or demands related to with the fulfillment of mutual obligations, any losses and any other actions carried out during the period of fulfillment of obligations by the Parties, and specifically waive any such claims and hereby release the other Party with respect to such claims.

11. All amendments and alterations to this Agreement shall only be valid if they are in writing and signed by all persons named in the preamble Agreements.

12. In other cases not provided for herein, the Parties shall be guided by the applicable law to the MSPA and/or other documents drawn up under the MSPA.

13. The parties undertake to resolve all disputes arising directly or indirectly from the terms of this Agreements through negotiations, if it is impossible to resolve them, disputes shall be considered in the courts of the Republic of Kazakhstan in the manner prescribed by the current legislation of the Republic of Kazakhstan at the location of any of the Sellers.

14. This Agreement was drawn up in 3 (three) copies, one for each of the Parties/participants of the Parties, in Russian and English, having equal legal force.

**SIGNATURES OF THE PARTIES**

**Seller - 1**
**Chsherbinin Yevgeniy Mikhailovich** ______________________________

**Seller - 2**
**Nazarov Viktor Vladimirovich** ______________________________

**Buyer**
**FB PrimeSource Acquisition, LLC,**
**Represented by Ritz Peter B** ______________________________

**Appendix C**

**POWERS OF ATTORNEY**
**FB PRIMESOURCE ACQUISITION, LLC**

USA, Delaware ____________, 202__

FB PrimeSource Acquisition, LLC (hereinafter referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by its CEO, Peter Ritz Peter B, a citizen of the United States of America, passport no. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024, authorizes a citizen of the Republic of Kazakhstan ____________________________, IIN ______________________ (hereinafter referred to as the Attorney) to represent the Company with third parties, with the authority to execute, and sign the following documents on behalf of the Company:

I. Agreement on termination of the Master Stock Purchase Agreement dated May 17, 2022 and termination of other obligations in the form that is Appendix B to the Agreement on the Settlement of Debt Issues from "___" ___________ 2023.

II. Agreements on termination of pledge agreements, namely:

- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 887;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 886;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 848;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 849;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of InFin-IT Solution Limited Liability Partnership dated 13.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 879;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of InFin-IT Solution Limited Liability Partnership dated June 13, 2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 880;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 898;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source Innovation Limited Liability Partnership dated June 14, 2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 897;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 889;
- ✓ Agreement on termination of the Pledge Agreement for a 50% share in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 888.

III. Agreements on the termination of Purchase and Sale Agreements for participation in the authorized capital and property of legal entities, namely:

- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Digitalism Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 809;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of InFin-IT Solution Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 810;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 816;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan in the register No. 811;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 815;
- ✓ Agreement on termination of the Agreement for the purchase and sale of a share in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 814;
- ✓ Agreement on termination of the Agreement for the sale and purchase of a share in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 812;
- ✓ Agreement on termination of the Agreement for the sale and purchase of a share in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 813.

The termination of all the above agreements for the sale and purchase of shares in the authorized capital and property of legal entities must be carried out on the following basic conditions:

- o The Buyer (Company) shall return to the Sellers (previous owners of participation shares) the participation shares acquired from them in the authorized capital and property of legal entities, in full;
- o All payments received by the Sellers from the Buyer (Company) for the acquired participation shares in the authorized capital and property of legal entities shall remain the property of the Sellers and shall not be returned to the Buyer (Company).

To fulfill these powers, the Attorney shall be authorized to enter into and sign agreements on the termination of pledge agreements, agreements on the termination of purchase and sale agreements for a participation share in the authorized capital and property of legal entities, and to perform any other legal steps necessary to fulfill the assignment.

The power of attorney was issued for a period of 1 (one) year.

**FB PrimeSource Acquisition, LLC**
**represented by Ritz Peter B**

____________________
(no seal applies)

**Appendix D**

**POWER OF ATTORNEY**
**FB PRIMESOURCE ACQUISITION, LLC**

**USA, Delaware** **__________, 202_**

FB PrimeSource Acquisition, LLC (hereinafter referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by its CEO, Peter Ritz B, a citizen of the United States of America, Passport No. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024, authorizes the citizen of the Republic of Kazakhstan ______________________, IIN ______________________ (hereinafter referred to as the Attorney):

1. To sign, including with the right to notarize/apostille on behalf of the Company the decisions (resolutions) specified in Annexes E – G to the Agreement on Settlement of Debt Issues from "___" __________ 2023.

2. To perform all management functions and exercise all the rights and powers vested in the Company as the sole participant (as a 100% holder of participation shares) in the following legal entities, registered and operating on the territory of the Republic of Kazakhstan:

Prime Source-Analytical Systems Limited Liability Partnership, BIN 060240014176;

Prime Source Innovation Limited Liability Partnership, BIN 200640021471;

InFin-IT Solution Limited Liability Partnership, BIN 081140003103;

Digitalism Limited Liability Partnership, BIN 080340009850;

Prime Source Limited Liability Partnership, BIN 071140019950 (hereinafter collectively referred to as the Partnership).

To fulfill these powers, the Attorney shall be vested, including, but not limited to, with the following powers:

represent the Company in all enterprises, institutions and organizations of any form of ownership;

solely make and sign resolutions on any issues falling within the exclusive competence of the sole participant of the Partnerships in accordance with the legislation of the Republic of Kazakhstan and/or the Articles of Association of the Partnership;

make amendments and supplements to the constituent documents of the Partnership, with the authority to sign and approve them (including the new version);

submit requests, appeals, applications to government and non-government bodies and organizations, and receive responses to them;

carry out state re-registration of Partnerships in the manner established by the legislation of the Republic of Kazakhstan;

carry out any other actions and powers that may be required to manage the Partnerships and exercise the rights of the sole participant of the Partnerships, with a view to the rights and restrictions provided for by the current legislation of the Republic of Kazakhstan, corporate and constituent documents of the Partnerships, and obligations of the Company and Partnerships to third parties and the state.

The power of attorney is issued for 1 (one) year.

FB PrimeSource Acquisition, LLC
represented by Ritz Peter B

______________________
(no seal applied)

**Appendix E**

**RESOLUTION**
**FB PRIMESOURCE ACQUISITION, LLC**

**USA, Delaware** **________, 202__**

FB PrimeSource Acquisition, LLC (hereinafter also referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by CEO Peter Ritz Peter B, a citizen of the United States of America, passport No. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024,
*represented by ______________________________________________, acting on the basis of a power of attorney from "___"____________ 202__ .*

Has RESOLVED:

I. Due to the incapability of the Company to continue to fulfill its payment obligations to Yevgeniy Chsherbinin and Viktor Nazarov under the Master Stock Purchase Agreement entered into with them on May 17, 2022 (hereinafter referred to as the Master Stock Purchase Agreement), take the following measures to terminate contractual obligations:

A) The company shall enter into an agreement with Yevgeniy Chsherbinin and Viktor Nazarov to terminate the Master Stock Purchase Agreement, in the form that is Appendix B to the Agreement on Settlement of Debt Issues from "___" __________ 2023 of the year.

B) The Company shall enter into agreements with Yevgeniy Chsherbinin, Viktor Nazarov, Konstantin Zlobin, and Kanat Ibraimov (depending on the party to each individual agreement) on the termination of the Purchase and Sale Agreements for participation in the authorized capital and property of legal entities entered into within the framework of the Master Stock Purchase Agreement, namely, to terminate :

- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Digitalism Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 809.
- ✓ Agreement for the sale and purchase of a participation interest in the authorized capital and property of InFin-IT Solution Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 810.
- ✓ Agreement for the sale and purchase of a participation interest in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 816.
- ✓ Agreement for the sale and purchase of a participation interest in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 811.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 815.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 814.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated

06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 812.

- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 813.

The termination of all the above agreements for the purchase and sale of a participation interest in the authorized capital and property of legal entities must be carried out on the following basic conditions:

- The Buyer (Company) shall return to the Sellers (previous owners of participation interests) the participation interests acquired from them in the authorized capital and property of legal entities, in full;
- All payments received by the Sellers from the Buyer (Company) for acquired participation interests in the authorized capital and property of legal entities shall remain the property of the Sellers and shall not be returned to the Buyer (Company).

C) The company enter into agreements to terminate the pledge agreements entered into within the framework of the Master Stock Purchase Agreement, namely:

- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 887;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 886;
- ✓ Pledge agreement for a 50% participation intrerest in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 848;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 849;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of InFin-IT Solution Limited Liability Partnership dated June 13, 2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 879;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of InFin-IT Solution Limited Liability Partnership dated 13.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 880;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 898;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 897;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 889;
- ✓ Pledge agreement for a 50% participation interest in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 888.

In pursuance of the executed agreements on termination of the above pledge agreements, ensure the provision and signing on behalf of the Company of all documents necessary for the release of encumbrances (collateral) of the Company in accordance with the requirements of the legislation of the Republic of Kazakhstan.

II. From the date of completion of the last of the actions provided for in paragraphs A, B, C of Article I of this Resolution, in connection with the termination of the main obligation, the following accessory (additional) agreements and obligations are considered automatically terminated:

- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and Digitalism Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and Digitalism Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and InFin-IT Solution Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and the InFin-IT Solution Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and Prime Source Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and Prime Source Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and Prime Source Innovation Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and Prime Source Innovation Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Yevgeniy Chsherbinin and Prime Source-Analytical Systems Limited Liability Partnership;
- ✓ SECURITY AGREEMENT dated 17.06.2022, entered into by and between Viktor Nazarov and Prime Source-Analytical Systems Limited Liability Partnership;
- ✓ COLLATERAL ASSIGNMENT OF STOCK dated 10.06.2022, entered into by and between the Company and Victor Nazarov;
- ✓ COLLATERAL ASSIGNMENT OF STOCK dated 10.06.2022, entered into by and between the Company and Yevgeniy Chsherbinin;
- ✓ PROMISSORY NOTE dated 31.05.2022, issued by the Company in favor of Victor Nazarov.
- ✓ PROMISSORY NOTE dated 31.05.2022, issued by the Company in favor of Yevgeniy Chsherbinin.

From the date of termination of these agreements/obligations, all mutual rights, claims and obligations of the parties arising from these documents shall be deemed terminated.

**FB PrimeSource Acquisition, LLC**
**represented by Ritz Peter B**

______________________
(no seal applies)

or

represented by ______________________________,
acting on the basis of a Power of Attorney from "___" ____________ 202__

______________________
(no seal applies)

**Appendix F**

**RESOLUTION**
**FB PRIMESOURCE ACQUISITION, LLC**

**USA, Delaware** **__________, 202__**

FB PrimeSource Acquisition, LLC (hereinafter also referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by CEO Peter Ritz B, a citizen of the United States of America, passport No. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024,
*represented by ______________________________, acting on the basis of a power of attorney from "___" ____________ 202__,*

has RESOLVED:

1. Due to the incapability of the Company to continue to fulfill its payment obligations to Yevgeniy Chsherbinin and Viktor Nazarov under the Master Stock Purchase Agreement for the purchase of shares (participation interests) entered into with them on May 17, 2022 (hereinafter referred to as the Master Stock Purchase Agreement), and the termination of the main obligation secured by the pledge, the Company must sign, with Yevgeniy Chsherbinin, Viktor Nazarov (depending on the party to each individual agreement), the agreements on the termination of pledge agreements entered into within the framework of the Master Stock Purchase Agreement, namely, the Company must sign:

- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source Limited Liability Partnership dated June 14, 2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 887;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source Limited Liability Partnership dated 14.07.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 886;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 848;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Digitalism Limited Liability Partnership dated 09.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 849;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of InFin-IT Solution Limited Liability Partnership dated 13.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 879;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of InFin-IT Solution Limited Liability Partnership dated 13.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 880;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register No. 898;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source Innovation Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 897;
- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 889;

- ✓ Agreement on termination of the Pledge Agreement for a 50% participation interest in the authorized capital of Prime Source-Analytical Systems Limited Liability Partnership dated 14.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register No. 888.

In pursuance of the signed agreements on termination of the above pledge agreements, to ensure the provision and signing on behalf of the Company of all documents necessary for the release of encumbrances (collateral) of the Company in accordance with the requirements of the legislation of the Republic of Kazakhstan.

**FB PrimeSource Acquisition, LLC**
**represented by Peter Ritz B**

____________________
(no seal applies)

or

represented by ______________________________,
acting on the basis of a Power of Attorney from "___" _____________ 202__

____________________
(no seal applies)

**Appendix G**

**RESOLUTION**
**FB PRIMESOURCE ACQUISITION, LLC**

USA, Delaware _________, 202___

FB PrimeSource Acquisition, LLC (hereinafter also referred to as the Company), located at 651 N. Broad Street, Suite 308 Middletown, DE 19709, represented by CEO, Ritz Peter B, a citizen of the United States of America, passport No. 548722174, issued by the United States Department of State on June 28, 2016, in the event of non-fulfillment by the Company of payment obligations provided for in the Standstill Agreement of January 10, 2024,
*represented by ________________________________________________, acting on the basis of a power of attorney from "___" ____________ 202__,*

HAS RESOLVED:

Due to the incapability of the Company to continue to fulfill its payment obligations to Yevgeniy Chsherbinin and Viktor Nazarov under the Master Stock Purchase Agreement for the purchase of shares (participation interests) signed with them on May 17, 2022 (hereinafter referred to as the Master Stock Purchase Agreement), the Company must sign the agreement to terminate the Purchase and Sale Agreements for a participation interests in the authorized capital and property of legal entities entered into within the framework of the Master Stock Purchase Agreement with Yevgeniy Chsherbinin, Viktor Nazarov, Zlobin Konstantin, Ibraimov Kanat (depending on the party to each individual agreement), namely, to terminate:

- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Digitalism Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 809.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of InFin-IT Solution Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 810.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 816.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan Dosmukhanbetova Raushan in the register under No. 811.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 815.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source Innovation Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan. Dosmukhanbetova Raushan, in the register under No. 814.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 812.
- ✓ Agreement for the purchase and sale of a participation interest in the authorized capital and property of Prime Source-Analytical Systems Limited Liability Partnership dated 06.06.2022, registered by the notary of the Republic of Kazakhstan, Dosmukhanbetova Raushan, in the register under No. 813.

The termination of all the above agreements for the sale and purchase of a share in the authorized capital and property of legal entities must be carried out on the following basic conditions:

- The Buyer (Company) shall return to the Sellers (previous owners of participation shares) the shares acquired from them in the authorized capital and property of legal entities, in full;
- All payments received by the Sellers from the Buyer (Company) for acquired shares in the authorized capital and property of legal entities shall remain the property of the Sellers and shall not be returned to the Buyer (Company).

**FB PrimeSource Acquisition, LLC**
**represented by Ritz Peter B**

______________________
(no seal applies)

or

represented by ______________________________,
acting on the basis of a Power of Attorney from "___" ____________ 202__

______________________
(no seal applies)

**#700480 v1**